UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 13, 2010

KORE NUTRITION INCORPORATED
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-54057
(Commission File Number)

N/A
(IRS Employer Identification No.)

2831 St. Rose Parkway, Suite 330, Henderson, Nevada,  89052
(Address of principal executive offices and Zip Code)

702.475.5748
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02  Unregistered Sales of Equity Securities

On April 13, 2011, we closed a private placement consisting of the issuance of 1,350,000 units at a purchase price of $0.10 per unit for aggregate gross proceeds of $135,000.  Each unit consisted of one common share in the capital of the Company and one common share purchase warrant, with each warrant exercisable into an additional common share at a price of $0.15 per share at any time until April 13, 2013.  We issued the 1,350,000 units to one person who represented that it is not a US person (as that term is defined in Regulation S of the Securities Act of 1933, as amended) in an offshore transaction pursuant to Regulation S and/or Section 4(2) of the Securities Act of 1933, as amended.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits

10.1           Form of Subscription Agreement (Non-US Person) including form of Warrant; and
99.1           News Release dated April 19, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KORE NUTRITION INCORPORATED

/s/ Jeffrey Todd

Jeffrey Todd
Chief Executive Officer and Director
Date: April 19, 2011